                                                                      Exhibit 20

                   Volkswagen Credit Auto Master Owner Trust,
                                 Series 2000-1

--------------------------------------------------------------------------------

                  Distribution Date Statement: August 20, 2001


      a. Aggregate Amount of Collections                                                    $391,286,603.19
         Aggregate Amount of Non-Principal Collections                                      $  4,353,302.34
         Aggregate Amount of Principal Collections                                          $386,933,300.85
         Pool Balance                                                                       $708,629,895.24
         Residual Participation Amount                                                      $208,629,895.24
         Excess Funding Account                                                             $          0.00

      b. Series Allocation Percentage                                                                100.00%
         Floating Allocation Percentage                                                               70.56%
         Principal Allocation Percentage                                                                N/A

      c. Total Amount Distributed on Series 2000-1                                          $  1,715,225.69

      d. Amount of Such Distribution Allocable to Principal on 2000-1                       $          0.00

      e. Amount of Such Distribution Allocable to Interest on 2000-1                        $  1,715,225.69

      f. Noteholder Default Amount                                                          $          0.00

      g. Required Subordinated Draw Amount                                                  $          0.00

      h. Noteholder Charge Offs                                                             $          0.00
         Amounts of Reimbursements                                                          $          0.00

      i. Monthly Servicing Fee                                                                   590,524.91
         Noteholder Monthly Servicing Fee                                                   $    416,666.67

      j. Controlled Deposit Amount                                                          $          0.00

      k. Series 2000-1 Invested Amount at end of period (Gross)                             $500,000,000.00
         Outstanding Principal Balance                                                      $500,000,000.00

      l. Available Subordinated Amount                                                      $ 88,313,417.28

      m. Carry-over Amount                                                                  $          0.00

      n. Reserve Account Balance                                                            $  1,750,000.00

      o. Principal Funding Account Balance                                                  $          0.00
         Yield Supplement Account Balance                                                   $  1,750,000.00

VW CREDIT, INC. - SERVICER                                                Page 1
16-Aug-01

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                 Monthly Servicer Report Input and Summary Page
                 ----------------------------------------------

TRANSACTION SUMMARY
-------------------
                                                                                          From                       To        Days
                                                                                          ----                       --        ----
Current Interest Period                                                                07/20/2001                08/19/2001     31
Series Allocation Percentage                                                                          100.00%
Initial Principal Balance                                                                $    500,000,000.00
Outstanding Principal Balance                                                            $    500,000,000.00
Principal Balance of Receivables for Determination Date                                  $    679,317,086.25
Amount Invested in Receivables on Series Issuance Date                                   $    500,000,000.00
Initial Invested Amount                                                                  $    500,000,000.00
Invested Amount at the Beginning of Period                                               $    500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)                                   $    500,000,000.00
Required Subordinated Amount                                                             $     88,313,417.28
Excess Funding Account                                                                   $              0.00
Series 2000-1 Invested Amount at End of Period (net                                      $    500,000,000.00
of EFA)
Available Subordinated Amount (previous period)                                          $     88,273,154.08
Incremental Subordinated Amount (previous period)                                        $     40,327,948.60

RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
--------------------------------------------

Yield Supplement Account Initial Deposit                                                 $      1,750,000.00
Yield Supplement Account Beginning Balance                                               $      1,750,000.00
Yield Supplement Account Required Amount                                                 $      1,750,000.00

Reserve Account Initial Deposit                                                          $      1,750,000.00
Reserve Account Required Amount                                                          $      1,750,000.00
Reserve Account Beginning Balance                                                        $      1,750,000.00

Outstanding Carryover Amount - Beginning Balance                                         $              0.00
Withdrawal from Yield Supplement Account                                                 $              0.00
Outstanding Carryover Amount - Ending Balance                                            $              0.00
Yield Supplement Account Balance - Ending Balance                                        $      1,750,000.00
Yield Supplement Account Deposit Amount                                                  $              0.00

Withdrawal from Reserve Account                                                          $              0.00
Reserve Account Ending Balance                                                           $      1,750,000.00
Reserve Account  Deposit Amount                                                          $              0.00

1-month LIBOR Rate (annualized)                                                                    3.8287500%
Certificate Coupon (annualized)                                                                       3.9838%
Prime Rate (annualized)                                                                            6.7500000%
Servicing Fee Rate (annualized)                                                                        1.000%
Excess Spread                                                                                      1.5362500%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period                                                  $    767,338,968.33
Pool Balance at the Ending of Period                                                     $    708,629,895.24
Average Aggregate Principal Balance                                                      $    737,984,431.79
Aggregate Principal Collections                                                          $    386,933,300.85
New Principal Receivables                                                                $    329,275,642.76
Receivables Added for Additional Accounts                                                $              0.00
Noteholder Default Amount                                                                $              0.00
Net Losses                                                                               $              0.00
Noteholder Charge-offs                                                                   $              0.00
Miscellaneous Paymnets (Adjustments and Transfer                                         $              0.00
deposit amounts)
Non-Principal Collections & Inv. Proceeds treated as                                     $              0.00
Available Noteholder Principal Collections
Monthly Interest Accrued, but not paid                                                   $              0.00
Ineligible Receivables                                                                   $              0.00
Excess Funding Account at Date of Determination                                          $              0.00
Defaulted Receivables in Ineligible and Overcome Accounts                                $              0.00
Accounts

MISCELLANEOUS DATA
------------------
Recoveries on Receivables Written Off                                                    $              0.00
Spread Over/Under Prime for Portfolio                                                                  -0.23%
Weighted Average Interest Rate                                                                          6.52%
Previously waived Monthly Servicing Fee                                                  $              0.00

PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------

Net losses as a % of Avg. Receivables Balance (annualized)                                              0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------
Used Vehicle Receivables' Balance                                                        $     32,265,600.45
Used Vehicle Percentage                                                                                4.553%
Used Vehicle Percentage During Last Collection Period                                                  4.593%
Early Amortization Event?                                                                                 NO
Largest Dealer or Dealer Affiliation Balance                                             $     30,983,685.18
Largest Dealer Percentage                                                                              4.038%

Aggregate Principal Amount of Receivables of Dealers over 2%                             $     52,206,172.10


SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                                                          $    391,286,603.19
Aggregate Amount of Non-principal Collections (including insurance proceeds & rebates)   $      4,353,302.34
Investment Proceeds                                                                      $         11,315.08
Aggregate Amount of Principal Collections                                                $    386,933,300.85
Asset Receivables Rate                                                                                 5.559%
Use Asset Receivables Rate?                                                                               NO
Carryover Amount (this Distribution Date)                                                                N/A


PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                                                                   52.43%
Previous Collection Period Monthly Payment Rate                                                        48.34%
Monthly Payment Rate 2 collection periods ago                                                          53.40%
3-month Average Payment Rate                                                                           51.39%
Early Amortization Event?                                                                                 NO


ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                                                                 YES
Last Day of Revolving Period                                                                             N/A
Invested Amount as of Last Day of Revolving Period                                                       N/A
Accumulation Period Length (months)                                                                      N/A
First Accumulation Date                                                                     TO BE DETERMINED
Expected Final Payment Date                                                                              N/A
Required Participation Percentage                                                                     104.00%
Principal Funding Account Balance                                                        $              0.00
Principal Payment Amount                                                                 $              0.00
Controlled Accumulation Amount                                                           $              0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
-----------------------------------------

Noteholders
-----------
1. Monthly Noteholder Interest Distribution                                              $      1,715,225.69
2. Noteholder Monthly Servicing Fee Distribution                                         $        416,666.67
3. Reserve Account Deposit Amount Distribution                                           $              0.00
4. Noteholder Default Amount Distribution                                                $              0.00
5A Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)              $              0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount                       $              0.00

6. Outstanding Carryover Amount Distribution                                             $              0.00
7. Yield Supplement Account Deposit Amount Distribution                                  $              0.00
8. Previously waived Monthly Servicing Fee Distribution                                  $              0.00
                                                                                         -------------------
      Excess Servicing                                                                   $        939,740.92

DEFICIENCY AMOUNT
-----------------
Deficiency Amount                                                                        $              0.00
Required Subordinated Draw Amount                                                        $              0.00

EXCESS FUNDING ACCOUNT
----------------------
Withdrawals to purchase Receivables (Since Issuance Date)                                $              0.00
Additions in connection with a reduction in Receivables                                  $              0.00
Transfers to Principal Funding Account                                                   $              0.00

VW CREDIT, INC. -- SERVICER                                               Page 2
        16-Aug-01

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                                     Summary
                                     -------

                 Collections                  Accrual           Distribution
               -----------------        --------------------  ------------------
From:            20- Jul -01
To:                19-Aug-01
Days:                     31

LIBOR Rate       3.8287500%
 (1 month)

Series #                 1         Active
VCI Rating:             N/A


               TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
               --------------------------------------------------

                                       Series                                                 Required            Required
     Series            Series        Allocation        Invested           Subordinated      Participation       Participation
     Number             Name         Percentage         Amount               Amount          Percentage            Amount
     ------             ----         ----------         ------               ------          ----------            ------
                     Trust                          $500,000,000.00      $88,313,417.28        N/A             $608,313,417.28
                1 Series 2000-1       100.00%       $500,000,000.00      $88,313,417.28      104.00%           $608,313,417.28

                      Outstanding
     Series              Note
     Number             Balance
     ------             -------

                  $500,000,000.00

VW CREDIT, INC. -- SERVICER                                               Page 3
16-Aug-01

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                              SERVICING CERTIFICATE
                              ---------------------

INITIAL AMOUNTS                                                                   EXCESS SPREAD CALCULATION
---------------                                                                   -------------------------
Initial Invested Amount                         $500,000,000.00                   Weighted Average Rate Charged to Dealers    6.520%
Invested Amount                                 $500,000,000.00                   LIBOR                                       3.829%
Controlled Accumulation Amount                            $0.00                   Note Rate (LIBOR+15.5 b.p.)                 3.984%
Required Subordinated Amount                     $88,313,417.28                   Servicing Fee Rate                          1.000%
Annualized Servicing Fee Rate                              1.00%                  Investor Net Losses                         0.000%
                                                                                                                              ------
First Controlled Accumulation Date          TO BE DETERMINED                      Excess Spread                               1.536%
Accumulation Period Length (months)                         N/A
Expected Final Payment Date                                 N/A
Initial Settlement Date                               10-Aug-00
Required Participation Percentage                        104.00%
Subordinated Percentage                                  9.5890%


SERIES 2000-1 MONTHLY REPORTING
-------------------------------

                                                                                            Required            Excess
                                                 Series 2000-1          Invested          Subordinated          Funding
Principal Receivables                                Total               Amount              Amount             Amount
---------------------                                -----               ------              ------             ------
Series Allocation Percentage                             100.00%
Beginning Balance                               $500,000,000.00     $500,000,000.00      $88,313,417.28             $0.00
  Floating Allocation Percentage                          70.56%              70.56%
  Principal Allocation Percentage                           N/A                 N/A

Principal Collections                           $386,933,300.85     $386,933,300.85                 N/A               N/A
New Principal Receivables                       $329,275,642.76     $329,275,642.76                 N/A               N/A
Principal Default Amounts                       $          0.00     $          0.00                 N/A               N/A
Receivables Added for Additional Accounts       $          0.00     $          0.00                 N/A               N/A
Controlled Deposit Amount                       $          0.00                 N/A                 N/A               N/A

"Pool Factor"                                                          100.00000000%

Ending Balance                                  $500,000,000.00     $500,000,000.00      $88,313,417.28             $0.00
  Floating Allocation Percentage                          70.56%              70.56%


Non-Principal Receivables
-------------------------

Non-Principal Collections                         $3,071,633.28
Recoveries on Receivables Written Off             $        0.00
Investment Proceeds                               $   11,315.08

VW CREDIT, INC. -- SERVICER                                               Page 4
16-Aug-01

            VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                              SERVICING CERTIFICATE
                              ---------------------

Subordinated Amount & Reserve Fund                                           Current               Previous
----------------------------------                                           -------               --------
Available Subordination Amount (Previous)                                 $88,273,154.08        $88,140,856.07
  Required Subordination Draw Amount                                      $         0.00        $         0.00
  Reserve Account Funds to Noteholder Default Amount                      $         0.00        $         0.00
Non-principal Collections & Inv. Proceeds treated as                      $         0.00        $         0.00
                                                                          --------------        --------------
Available Noteholder Principal Collections
(1) Subtotal                                                              $88,273,154.08        $88,140,856.07
(2) Subordination Percentage* Series 2000-1 Invested Amount               $47,945,205.48        $47,945,205.48


(a) lower of (1) or (2)                                                   $47,945,205.48        $47,945,205.48
(b) Incremental Subordinated Amount (previous period)                     $         0.00        $         0.00
(c) Incremental Subordinated Amount                                       $40,368,211.80        $40,327,948.60
(d) Payments from Excess Funding Account to Residual                      $         0.00        $         0.00
Interestholder

Available Subordinated Amount                                             $88,313,417.28        $88,273,154.08

  Overconcentration Amount                                                $52,206,172.10        $56,475,001.81

Beginning Reserve Account Balance                                         $ 1,750,000.00        $ 1,750,000.00
Reserve Account Required Amount                                           $ 1,750,000.00        $ 1,750,000.00
Withdrawal from Reserve Account                                           $         0.00        $         0.00
Reserve Account Deposit Amount                                            $         0.00        $         0.00
Ending Reserve Account Balance                                            $ 1,750,000.00        $ 1,750,000.00

Required Non-Principal Distributions
------------------------------------

Available Non-Principal Collections                                       $ 4,353,302.34        $ 4,297,735.24
  Noteholder Non-Principal Collections                                    $ 3,071,633.28        $ 2,800,415.08
  Residual Interestholder Non- Principal Collections                      $ 1,281,669.06        $ 1,497,320.16
Investment Proceeds                                                       $    11,315.08        $    11,537.16
Reserve Fund Balance                                                      $ 1,750,000.00        $ 1,750,000.00
                                                                          --------------        --------------
Total Non-Principal Available                                             $ 6,114,617.42        $ 6,059,272.40

Interest Shortfall                                                        $         0.00        $         0.00
Additional Interest                                                       $         0.00        $         0.00
Carry-over Amount                                                         $         0.00        $         0.00
Carry-over Shortfall                                                      $         0.00        $         0.00
Additional Interest on Carry-over Shortfall                               $         0.00        $         0.00

Monthly Servicing Fee                                                     $   590,524.91        $   639,449.14
Noteholder Monthly Servicing Fee                                          $   416,666.67        $   416,666.67